Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO AND WAIVER UNDER TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO AND WAIVER UNDER TERM LOAN AGREEMENT (this “Agreement”) dated as of June 29, 2023, is made by and among each of the Persons signatory hereto and named on the signature page hereof as a Borrower (each an “Borrower” and, collectively, the “Borrowers”), SONIDA SENIOR LIVING, INC., a Delaware corporation (“Guarantor”), CAPITAL SENIOR LIVING PROPERTIES, INC., a Texas corporation, CAPITAL SENIOR LIVING PROPERTIES 4, INC., a Delaware corporation (each a “Pledgor” and collectively, the “Pledgors”, and together with Borrowers and Guarantor, each a “Loan Party” and collectively, the “Loan Parties”), the Lenders (as defined below) party hereto and ALLY BANK, a Utah state chartered bank (“Ally Bank”), in its capacity as Administrative Agent for Lenders (together with its successors and assigns, the “Administrative Agent”), and the Lenders signatory hereto.

RECITALS

A. The Borrowers, the Administrative Agent, and the lenders from time to time party thereto (collectively, the “Lenders”) are party to that certain Term Loan Agreement dated as of March 10, 2022, as amended by that certain Omnibus Joinder Agreement and First Amendment to Loan Agreement and Other Loan Documents dated as of December 13, 2022 (as so amended and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). Initially capitalized terms used without definition herein have the meanings assigned thereto in the Loan Agreement.

B. The Borrowers acknowledge that an Event of Default has occurred and is continuing under Section 11.1(j)(i) of the Loan Agreement as a result of the Guarantor’s failure to maintain Liquid Assets (as such term is defined in the Limited Payment Guaranty) of at least $13,000,000 (the “Specified Event of Default”).

C. Borrowers have requested that Administrative Agent and the Lenders agree to (i) waive the Specified Event of Default, and (ii) amend certain provisions of the Loan Agreement.

D. Administrative Agent and the Lenders have agreed to the requested waiver, and amendments in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the parties hereto hereby agree as follows:

ARTICLE I

ACKNOWLEDGMENTS

1.1 Affirmation of Recitals. Each Loan Party acknowledges that each of the recitals set forth above is true and correct.

1.2 Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement,” the Loan Agreement or any other Loan Document and each other similar reference contained in each of the Loan Documents shall from and after the date hereof refer to such applicable Loan Document, as amended hereby.

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ALLY/SONIDA

1.3 Outstanding Indebtedness. Each Loan Party acknowledges and confirms (a) that, as of June 29, 2023, the outstanding balance of the Loan is $88,125,000.00, and (b) that such amount is not subject to any defense, counterclaim, recoupment or offset of any kind.

1.4 Continuing Defaults. With respect to the Specified Event of Default, each Loan Party acknowledges that (a) the Specified Event of Default is continuing and has not been waived by virtue of any previous actions (or failure to act) by Administrative Agent or Lenders through any course of conduct or course of dealing or otherwise and (b) as a result of the existence of the Specified Event of Default, Administrative Agent and Lenders have the right to, among other things, (i) immediately terminate the Commitments, (ii) declare the Loan (with accrued interest thereon) and all other Obligations to be immediately due and payable and (iii) exercise any and all other rights and remedies available to Administrative Agent and Lenders under the Loan Agreement and the other Loan Documents.

ARTICLE II

AMENDMENTS TO LOAN AGREEMENT AND WAIVER OF SPECIFIED EVENT OF DEFAULT

2.1 Amendments to Loan Agreement. Upon the Effective Date (as defined below), the Loan Agreement is hereby amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Loan Agreement, attached hereto as Exhibit A and made a part hereof for all purposes.

2.2 Waiver of Specified Events of Default. Administrative Agent and Lenders hereby agree to waive the Specified Event of Default. This is a one-time waiver only. Should any Events of Default exist in the future that are similar in kind or character to the Specified Event of Default, such Events of Default are not waived by Administrative Agent or Lenders and Administrative Agent and Lenders reserve all of their rights and remedies with respect to such future Events of Default.

2.3 Waiver Only Extends to Specified Event of Default. Administrative Agent and Lenders have not waived and are not waiving any Events of Default other than the Specified Event of Default, regardless of whether Administrative Agent and Lenders are aware of the existence or occurrence of such other Events of Default.

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ARTICLE III

CONDITIONS TO EFFECTIVENESS

3.1 Conditions Precedent. This Agreement shall become effective as of the date upon which each of the following conditions has been satisfied (such date, the “Effective Date”) or, in the sole discretion of Administrative Agent, waived by Administrative Agent:

(a) receipt by Administrative Agent of duly executed counterparts of this Agreement from Borrowers, Guarantor, and the Required Lenders or, at the option of Administrative Agent, all Lenders;

(b) receipt by Administrative Agent of the documentation evidencing the Conversant Equity Commitment all of which shall be in form and substance satisfactory to the Administrative Agent;

(c) receipt by Administrative Agent of the documentation evidencing the forbearance by Fannie Mae on any Indebtedness of the Guarantors or their subsidiaries, all of which shall be in form and substance satisfactory to the Administrative Agent

(d) receipt by Administrative Agent of confirmation that Borrowers have obtained a Hedge Agreement that complies with the requirements of Section 3.5 of the Loan Agreement, as amended hereby;

(e) funding by Borrowers, on or before July 3, 2023, of the Interest Rate Reserve in an amount of $2,300,000.00;

(f) receipt by Administrative Agent of an amendment fee in the amount of $100,000; and

(g) if required by Administrative Agent, Borrowers shall have paid all costs and expenses of Administrative Agent and Lenders in connection with this Agreement, the Loan Documents and the transactions contemplated hereby including an estimate of anticipated closing costs (it being understood that if Administrative Agent elects not to require payment prior to closing, Borrower shall pay such amounts upon being billed therefor by Agent).

ARTICLE IV

MISCELLANEOUS

4.1 Ratification. Each Loan Party has read this Agreement and consents to the terms hereof and further acknowledges and confirms that all of its obligations under the Loan Agreement and Loan Documents (as amended by this Agreement) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment.

4.2 No Waiver. Nothing contained in this Agreement, or any other communication between or among Administrative Agent, Lenders and any Loan Party, shall be construed as a waiver by Administrative Agent or Lenders of any covenant or provision of the Loan Agreement, the Loan Agreement, the Loan Documents, this Agreement or any other contract or instrument

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between or among any Loan Party, Administrative Agent and/or Lenders, or of any similar future transaction, and the failure of Administrative Agent and/or Lenders at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any right of Administrative Agent and/or Lenders to thereafter demand strict compliance therewith. Nothing contained in this Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Loan Documents, each as amended hereby, (ii) except as expressly provided herein, amend or alter any provision of the Loan Agreement or any Loan Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of any Loan Party under the Loan Agreement, the Loan Agreement or any Loan Documents or any right, privilege or remedy of Administrative Agent or any Lender under the Loan Agreement, any other Loan Documents or any other contract or instrument. Administrative Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the other Loan Documents and any other contract or instrument between or among any Loan Party, Administrative Agent and Lenders.

4.3 Representations and Warranties. Each Loan Party represents and warrants to Administrative Agent and Lenders the following: (i) except for the Specified Event of Default, there does not exist any Default or Event of Default that is continuing, (ii) all other representations and warranties of each Loan Party contained in the Loan Agreement and the Loan Documents (and this Agreement shall constitute a “Loan Document” for all purposes) are true and correct in all material respects (or true and correct in all respects if such representation or warranty contains any materiality qualifier) on and as of the date hereof as though made on and as of the date hereof (or as of a specific earlier date if such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Loan Agreement), and (iii) each Loan Party is in good standing under the laws of its jurisdiction of incorporation or organization, as applicable, and is qualified to do business and is in good standing in all states in which qualification and good standing are necessary for such Loan Party to conduct its respective businesses and own its respective Property, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

4.4 Except as expressly provided in this Agreement, the Loan Agreement shall continue in full force and effect. This Agreement is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction. From and after the Effective Date, references to the Loan Agreement in each Loan Document shall be references to the Loan Agreement as amended hereby. The Lenders party hereto hereby direct and instruct Administrative Agent to execute and deliver this Agreement and all documents to be executed in connection herewith, and to induce Administrative Agent to execute and deliver this Agreement and the other applicable documents, each Lender ratifies and confirms its obligations under, and the immunities and exculpatory provisions accruing to Administrative Agent under, the terms of the Loan Agreement and the Loan Documents and agrees that, as of the date hereof, such obligations, immunities and other provisions are without setoff, counterclaim, defense or recoupment. This Agreement shall constitute a Loan Document.

4.5 Each Loan Party hereby ratifies and confirms the Liens and security interests granted under the Loan Agreement and the Loan Documents and further ratifies and agrees that such Liens and security interests secure all Obligations now, hereafter or from time to time made by, owing to or arising in favor of Administrative Agent or Lenders pursuant to the Loan Agreement and the Loan Documents (as now, hereafter or from time to time amended).

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4.6 This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Loan Agreement.

4.7 This Agreement may be executed in any number of counterparts (including by facsimile or as a .pdf attachment), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile machine, portable document format (“PDF”) or other electronic means shall be as effective as delivery of a manually executed counterpart of this Agreement. The effectiveness of any such documents and signatures shall have the same force and effect as manually signed originals and shall be binding on the applicable signatories. Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature. No party may raise the use of a telecopier, facsimile machine, PDF or other electronic means, or the fact that any signature was transmitted through the use of a telecopier, facsimile machine, PDF or other electronic means, as a defense to the enforcement of this Agreement.

4.8 If any term or provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible.

4.9 THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

[SIGNATURES ON FOLLOWING PAGES.]

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IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the day and year first above written.

BORROWERS:

SONIDA BROWNSBURG IN, LLC

SONIDA PLAINFIELD IN, LLC

CSL CE ARLINGTON, LLC

CSL CE COLLEGE STATION, LLC

CSL CE CONROE, LLC

CSL REMINGTON, LLC

CSL CE STEPHENVILLE, LLC

CSL COTTONWOOD, LLC

CSL GEORGETOWNE, LLC

CSL AUTUMN GLEN, LLC

CSL ROSE ARBOR, LLC

CSL FITCHBURG, LLC

By:	/s/ Brandon M. Ribar
Name: Brandon M. Ribar
Title: President

[ALLY/SONIDA—SECOND AMENDMENT TO AND WAIVER UNDER TERM LOAN AGREEMENT]

GUARANTOR/PLEDGOR ACKNOWLEDGEMENT AND AGREEMENT

Each undersigned Guarantor and/or Pledgor hereby consents to the execution, delivery and performance of the foregoing Second Amendment to, Consent and Waiver under Term Loan Agreement and ratifies and confirms its obligations under, as applicable, its Guaranty, Pledge Agreement, and each other Loan Document to which it is a party. This acknowledgment may be executed and delivered by electronic means and shall be governed and construed in accordance with the laws of the State of New York. Capitalized terms used in this acknowledgment but not otherwise defined shall have the meanings given to such terms in such Second Amendment to, Consent and Waiver under Term Loan Agreement or if not defined in such Second Amendment to, Consent and Waiver under Term Loan Agreement, in the Loan Agreement referenced therein.

GUARANTORS:

SONIDA SENIOR LIVING, INC., a Delaware corporation

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Title:	President and Chief Executive Officer

CAPITAL SENIOR LIVING PROPERTIES INC., a Texas corporation

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Title:	President

CAPITAL SENIOR LIVING PROPERTIES 4, INC., a Delaware corporation

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Title:	President

[ALLY/SONIDA - SECOND AMENDMENT TO AND WAIVER UNDER TERM LOAN AGREEMENT]

ADMINISTRATIVE AGENT:

ALLY BANK, as Administrative Agent

By:	/s/ Scott Rossbach
Name:	Scott Rossbach
Title:	Authorized Signatory

LENDERS:

ALLY BANK, as a Lender

By:	/s/ Scott Rossbach
Name:	Scott Rossbach
Title:	Authorized Signatory

[ALLY/SONIDA - SECOND AMENDMENT TO AND WAIVER UNDER TERM LOAN AGREEMENT]

Exhibit A

Marked Copy of Loan Agreement

[Not attached; this Exhibit incorporates this Amendment and previously filed Amendment into the Term Loan Agreement]